AMENDMENT TO
ASSET PURCHASE AGREEMENT

Amendment (“Amendment”) dated ___ May 2006 by and between CYOP Systems International, Inc. (“Purchaser”), a _______________ corporation with a principal address of 1022 Sixth Street, Unit A, Hermosa Beach, CA 90254-4819, FutureBet Systems, Inc., properly known as FB Systems, Inc. (“Seller”), a Nevis corporation with a registered address of PO Box 642, Main Street, Charlestown, Nevis, West Indies and FB Software, Ltd. (“Owner”), a Nevis corporation with a registered address of PO Box 642, Main Street, Charlestown, Nevis, West Indies, to Asset Purchase Agreement (“APA”) by and between Purchaser and Seller dated 16 November 2005.

Whereas, Purchaser and Seller entered into the APA in order for Purchaser to acquire the Software Code of Future Bet Systems, version 2.4 (“Asset”); and

Due to a mistake in the name, Seller does not have the right to sell the Asset, as Seller is neither the owner nor a licensee thereof; and

Notwithstanding, Purchaser desires to complete the purchase of the Asset, on the terms and conditions expressed in the APA, with the following modifications:

1.	Purchaser shall purchase the Asset from Owner;

2.	Seller is hereby released from the obligations under the APA by this Amendment, and Owner succeeds to said rights and undertakes said obligations;

3.	All payments, stock consideration and obligations of Purchaser shall run to Owner by this Amendment;

4.	Owner confirms receipt of the initial deposit (specified in Exhibit B, Par. 1 of the APA) and the installments (specified in Exhibit B, Par. 3 of the APA) in accordance with the terms of the APA;

5.	Owner and Seller state that there is no default by Purchaser as of the current date, in accordance with the terms of the APA and of this Amendment;

6.	The payment of USD $255,000 as indicated in Exhibit B of the APA as being due on 31 March 2006, shall be made on 7 June 2006;

7.	The APA is in all other respects ratified and confirmed.

Signed on the date first above written. Facsimile signatures shall be enforceable and admissible in evidence as would original ink signatures.

PURCHASER	SELLER
CYOP Systems International, Inc., by	FutureBet Systems, Inc., by

________________________	_________________________
Name:	Name:
Title:	Title:

OWNER
FB Software, Ltd., by

_________________________
Name:
Title: